Property, Plant and Equipment	12 Months Ended
Dec. 31, 2021
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, Plant and Equipment

	Exploration and Production			Oil Sands Mining and Upgrading	Midstream and Refining	Head Office	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2019	$72,627	$7,296	$3,933	$45,016	$451	$466	$129,789
Additions/Acquisitions	1,789	104	94	1,328	6	19	3,340
Transfers from E&E assets	194	—	—	—	—	—	194
Derecognitions and other (1)	(521)	(3)	—	(634)	—	—	(1,158)
Disposals	(92)	—	—	—	—	—	(92)
Foreign exchange adjustments and other	—	(114)	(64)	—	—	—	(178)
At December 31, 2020	73,997	7,283	3,963	45,710	457	485	131,895
Additions/Acquisitions	4,146	208	48	1,526	9	23	5,960
Transfers from E&E assets	73	—	—	150	—	—	223
Derecognitions and other (1)	(382)	3	—	(530)	—	—	(909)
Foreign exchange adjustments and other	—	(56)	(31)	—	—	—	(87)
At December 31, 2021	$77,834	$7,438	$3,980	$46,856	$466	$508	$137,082

Accumulated depletion and depreciation
At December 31, 2019	$46,577	$5,712	$2,712	$6,247	$153	$345	$61,746
Expense	3,676	247	161	1,668	15	25	5,792
Derecognitions and other (1)	(521)	(3)	—	(634)	—	—	(1,158)
Disposals	(63)	—	—	—	—	—	(63)
Foreign exchange adjustments and other	(28)	(103)	(51)	8	—	—	(174)
At December 31, 2020	49,641	5,853	2,822	7,289	168	370	66,143
Expense	3,468	149	118	1,733	15	25	5,508
Derecognitions and other (1)	(382)	3	—	(530)	—	—	(909)
Foreign exchange adjustments and other	5	(54)	(17)	7	—	(1)	(60)
At December 31, 2021	$52,732	$5,951	$2,923	$8,499	$183	$394	$70,682

Net book value
- at December 31, 2021	$25,102	$1,487	$1,057	$38,357	$283	$114	$66,400
- at December 31, 2020	$24,356	$1,430	$1,141	$38,421	$289	$115	$65,752
(1) An asset is derecognized when no future economic benefits are expected to arise from its continued use or disposal.
As at December 31, 2021, the Company assessed the recoverability of its property, plant and equipment and its exploration and evaluation assets, and determined the carrying amounts of all of its cash generating units to be recoverable.
The Company capitalizes construction period interest for qualifying assets based on costs incurred and the Company’s cost of borrowing. Interest capitalization to a qualifying asset ceases once the asset is substantially available for its intended use. During 2021, no interest was capitalized to property, plant and equipment (2020 – $24 million at a weighted average capitalization rate of 3.5%; 2019 – $53 million at a weighted average capitalization rate of 4.0%).
As at December 31, 2021, property, plant and equipment included project costs, not subject to depletion and depreciation, of $118 million in the Oil Sands Mining and Upgrading segment (2020 – $117 million in the Oil Sands Mining and Upgrading segment).
Acquisitions in the current and comparative years have been accounted for as business combinations using the acquisition method of accounting. Gains reported on the acquisitions represent the excess of the fair value of the net assets acquired compared to the total purchase consideration.
ACQUISITIONS IN 2021
Acquisition of Storm
On December 17, 2021, the Company completed the acquisition of all the issued and outstanding common shares of Storm for total cash consideration of $771 million. Storm is involved in the exploration for and development of natural gas and natural gas liquids in the Montney region of British Columbia.
The acquisition has been accounted for using the acquisition method of accounting. The allocation of the purchase price was based on management's best estimates of the fair value of the assets acquired and liabilities assumed as of the acquisition date. The below amounts are estimates, and may be subject to change based on the receipt of new information.
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$1,114
Exploration and evaluation assets	13
Working capital	20
Long-term debt	(183)
Asset retirement obligations	(18)
Other long-term liabilities	(35)
Deferred tax liability	(140)
Net assets acquired	$771
In connection with the acquisition the Company assumed certain product transportation and processing commitments (note 20).
The impact of revenue and revenue, less production and transportation and blending expenses ("net operating income") generated by the acquisition from December 17, 2021 to December 31, 2021 was not significant. If the acquisition had been completed on January 1, 2021, the Company estimates that pro forma revenue would have increased by an additional $294 million and pro forma net operating income would have increased by an additional $205 million for the year ended December 31, 2021. Readers are cautioned that pro forma estimates are not necessarily indicative of the results of operations that would have resulted had the acquisition actually occurred on January 1, 2021, or of future results. Pro forma results are based on available historical information for the assets as provided to the Company and do not include any synergies that have or may arise subsequent to the acquisition date.
Other Acquisitions in 2021
During 2021, the Company completed two acquisitions of gas producing assets and related processing infrastructure in the Montney region of British Columbia, including property, plant and equipment assets of $257 million and exploration and evaluation assets of $13 million, for cash consideration of $131 million. In connection with the acquisitions, the Company assumed asset retirement obligations of $58 million, other liabilities of $65 million, and recognized a deferred tax asset of $462 million. A gain of $478 million was recognized as a result of the acquisitions, representing the excess of the fair value of the net assets acquired compared with the total purchase consideration.
ACQUISITIONS IN 2020
Acquisition of Painted Pony
On October 6, 2020, the Company completed the acquisition of all the issued and outstanding common shares of Painted Pony for total cash consideration of $111 million.
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$750
Exploration and evaluation assets	15
Other long-term assets	204
Long-term debt	(397)
Asset retirement obligations	(13)
Other long-term liabilities	(442)
Deferred tax asset	211
Net assets acquired	328
Less: cash consideration	111
Gain on acquisition	$217
In connection with the acquisition the Company assumed certain product transportation and processing commitments (note 20).
ACQUISITIONS IN 2019
Acquisition of Thermal in Situ and Primary Heavy Crude Oil Assets
On June 27, 2019, the Company completed the acquisition of substantially all the assets of Devon including thermal in situ and heavy crude oil assets, for total cash consideration of $3,412 million.
In connection with the acquisition, the Company arranged a $3,250 million committed term facility (note 11) and assumed certain product transportation commitments (note 20).
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$3,325
Exploration and evaluation assets	91
Inventory, prepaids and other long-term assets	195
Accrued liabilities	(21)
Asset retirement obligations	(178)
Net assets acquired	$3,412
As a result of the acquisition, during the year ended December 31, 2019, revenue increased by approximately $1,540 million and net operating income increased by approximately $590 million.
Other Acquisitions in 2019
During 2019, the Company acquired a number of producing crude oil and natural gas properties in the North America Exploration and Production segment for net cash consideration of $80 million and assumed associated asset retirement obligations of $20 million. No net deferred income tax liabilities were recognized and no pre-tax gains were recognized on these net transactions.